Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of India Globalization Capital, Inc. (the “Company”) for the quarter ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Clarke, interim Treasurer (and Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

India Globalization Capital, Inc.

Date: February 12, 2015	By:	/s/ John Clarke
John Clarke
Interim Treasurer (Principal Financial and Accounting Officer)